Exhibit 99.1 The Future of Eye Care Begins Here January 2025 ® Matt, an XDEMVY Patient

Forward-Looking Statements Statements in this presentation about future expectations, plans and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements.” These include statements regarding the potential commercial success and growth of XDEMVY in Demodex blepharitis, including market size, acceptance, demand, prescription fill rate and adoption rate for XDEMVY; our ability to successfully implement our sales force expansion and new direct-to-consumer campaign including network TV; our ability to achieve distribution and patient access for XDEMVY; our ability to continue to educate the market about Demodex blepharitis; our ability to continue to drive a successful launch of XDEMVY and become an eye care leader; anticipated regulatory and development milestones including potential regulatory pathways for approval of XDEMVY in Europe, China, and Japan; the market size and opportunity for our pipeline products including TP-04 for the potential treatment of Ocular Rosacea and TP-05 for the potential prevention of Lyme disease; the timing of initiation and results of our clinical studies including additional studies on the impact of XDEMVY, a Japan DB prevalence study, TP-04, and TP-05; the potential regulatory pathways and timing of discussions with regulators including the FDA; the impact of our new sales force representatives on XDEMVY sales; our ability to continue investing in our business, and the quotations of Tarsus’ management. The words, without limitation, “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would,” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these or similar identifying words. Further, there are other risks and uncertainties that could cause actual results to differ from those set forth in the forward-looking statements and they are detailed from time to time in the reports Tarsus files with the Securities and Exchange Commission, including Tarsus’ Form 10-K for the year ended December 31, 2023 filed on February 27, 2024 and the most recent Form 10-Q quarterly filing filed with the SEC filed on November 13, 2024, which Tarsus incorporates by reference into this press release, copies of which are posted on its website and are available from Tarsus without charge. However, new risk factors and uncertainties may emerge from time to time, and it is not possible to predict all risk factors and uncertainties. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statements contained in this presentation are based on the current expectations of Tarsus’ management team and speak only as of the date hereof, and Tarsus specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise. 2 | © Tarsus Pharmaceuticals | For Investor Purposes Only

Expert Leadership Team with Broad Range of Eye Care and Biotech Experience Bobby Azamian, MD, PhD Jeff Farrow Aziz Mottiwala Sesha Neervannan, PhD CEO & Chairman Chief Financial & Strategy Officer Chief Commercial Officer Chief Operating Officer Bryan Wahl, MD, JD Dianne Whitfield Elizabeth Yeu, MD General Counsel Chief Human Resources Officer Chief Medical Officer 3 | © Tarsus Pharmaceuticals | For Investor Purposes Only

Tarsus The Next Leader in Eye Care ® Proven Blueprint XDEMVY Ocular Rosacea For Creating Accelerating Toward A New Potentially Transformational Opportunity New Categories Potential Blockbuster Status • Expert leadership team with an • The first and only FDA-approved • Another impactful eye disease 2 expansive range of eye care therapy for Demodex blepharitis (DB) impacting ~15-18M Americans and biotech experience • >104K bottles delivered and >$113M • Pioneering the potential standard 1 in net product sales • Unwavering focus on 4 key principles: of care in a new category with Evidence generation Education TP-04 Ease of access Execution 1. Year to date through Q3 2024. 2. Source on file 4 | © Tarsus Pharmaceuticals | For Investor Purposes Only

XDEMVY® Accelerating Toward Potential Blockbuster Status 5 | © Tarsus Pharmaceuticals | For Investor Purposes Only

The Tarsus Opportunity is Real XDEMVY Net Sales ($ in millions) XDEMVY $48.1 $40.8 $24.7 On-track to potentially be $13.1 one of the best launches in eye care Q4 2023 Q1 2024 Q2 2024 Q3 2024 XDEMVY Bottles ECPs Prescribing XDEMVY 1 Delivered to Patients (in thousands) (in thousands) 41.4 37.0 13 11 26.0 8 6 15.0 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2023 Q1 2024 Q2 2024 Q3 2024 1.ECPs prescribing in each listed quarter are cumulative launch-to-date numbers announced at the respective quarterly 6 | © Tarsus Pharmaceuticals | For Investor Purposes Only earnings dates, and as of February 23, 2024 (Q4 2023); as of May 3, 2024 (Q1 2024); as of August 7, 2024 (Q2 2024); and as of November 13, 2024 (Q3 2024)

XDEMVY Launch YTD Q3 2024 Driving One of the Fastest Growing Categories in Eye Care Bottles Delivered to Patients >104K ECPs Have Prescribed XDEMVY >13K Commercial & Medicare Lives Covered >80% Net Product Sales >$113M In Just One Year, XDEMVY has Become One of the Best Launches in Eye Care 7 | © Tarsus Pharmaceuticals | For Investor Purposes Only Abby, an XDEMVY patient. ECPs = Eye Care Providers

Demodex Blepharitis (DB):
A Pervasive and Damaging Eyelid Disease



The result of an infestation of *Demodex* mites, DB can cause eyelid inflammation, redness and irritation



Easily diagnosed during a routine eye exam through the identification of collarettes



Potential for serious clinical implications if left untreated

(pictured: corneal opacity[3,4])

~25M Americans Impacted[1,2]

1. Wilson J Ophthalmology 2015, 435606, 2014; 2. Titan collarette prevalence study. 3. Liu J et al. Curr Opin Allergy Clin Immunol. 2010;10(5):505-510. 4. Cheng AM et al. Curr Opin Ophthalmol. 2015;26(4):295-300.

8 | © Tarsus Pharmaceuticals | For Investor Purposes Only

Easily Diagnosed Through the Presence of Collarettes 100% A green arrow in a circle Description automatically generated Of patients with collarettes have Demodex 1 blepharitis Watch Video 9 | © Tarsus Pharmaceuticals | For Investor Purposes Only

Demodex Blepharitis A Multi-Billion-Dollar Potential Opportunity 1,2 1.5M DB Patients Already diagnosed & seeking treatment 1, 2, 3 1.5M MGD Patients With DB 1, 3, 4, 5 1.2M Dry Eye Rx Patients With DB 1, 3, 6 2.2M Cataract Patients With DB 1, 3, 7 2.3M Contact Lens Patients With DB ~9.0M Patients Proactively Seeking Treatment for DB or Complementary Eye Conditions/Diseases Clive, an XDEMVY patient. 1. Wilson J Ophthalmology 2015, 435606, 2014; 2. Symphony claims data; 3. Titan collarette prevalence study; 10 | © Tarsus Pharmaceuticals | For Investor Purposes Only 4.Market Scope 2020 Dry Eye Products Report: A Global Market Analysis for 2019 to 2025; 5. White et al., Clin Ophthalmology 2019: 13 2285-2292 6. AAO/ASCRS Statement on Cataract Surgery, July 2021; 7. Refractive Surgery Council August 2021

XDEMVY: First Pharmacologic Treatment To Demonstrate Groundbreaking Improvements in MGD and Patient Symptoms in DB Patients 1 Combined data in patients with DB and MGD Improvement in Objective Improvements in demonstrated statistically significant and Measures of Meibomian Patient Symptoms – clinically meaningful improvements in Gland Disease (MGD) Look, Feel, and See objective measures and patient symptoms • The presence and quality of liquid secretion as measured • Fluctuating Vision by the Meibomian Gland • Itching Secretion Score • Redness • The number of glands secreting normal (clear) liquid • Burning • The number of glands yielding any liquid 1.Combined analysis of two separate pilot studies, ERSA and RHEA, after establishing between-group 11 | © Tarsus Pharmaceuticals | For Investor Purposes Only baseline equivalencies; Tarsus data on file; individual patient outcomes may vary.

XDEMVY: Delivering for Patients BEFORE AFTER BEFORE AFTER BEFORE AFTER Patient outcomes and experiences may very 12 | © Tarsus Pharmaceuticals | For Investor Purposes Only

Fully Deployed Sales Force Propelling Continued Growth Driving Depth of Adoption Meaningful Increase in ECPs Writing Monthly Weekly Daily Continued Evidence Ease of Access Optimized Sales Force Generation >80% of Commercial and Deepening utilization across Seminal MGD data and Medicare covered lives all DB patient segments additional DB evidence on the horizon 13 | © Tarsus Pharmaceuticals | For Investor Purposes Only

Making XDEMVY a Household Name Direct-To-Consumer Campaign Driving Patients to ECPs 14 | © Tarsus Pharmaceuticals | For Investor Purposes Only

The Next Impactful Area of Unmet Need Ocular Rosacea Demodex Blepharitis (DB) Ocular Rosacea (OR) • Caused by Demodex mites• Caused by Demodex mites • Eyelid inflammation, redness, irritation, • Eye and eyelid inflammation and redness, collarettes prominent and visible blood vessels • Quick and simple slit lamp diagnosis• Quick and simple slit lamp diagnosis • Pervasive and damaging eyelid disease• Pervasive and damaging periocular disease 15 | © Tarsus Pharmaceuticals | For Investor Purposes Only

Ocular Rosacea Another Clear, Large and Underserved Patient Population 1 ~15-18M People Affected in the US 1 Caused by Demodex Mites >50% FDA-Approved Treatments 0 Opportunity to Leverage Our Proven Blueprint 16 | © Tarsus Pharmaceuticals | For Investor Purposes Only 1. Source on file

TP-04 Potential to Pioneer the Standard of Care for Ocular Rosacea Targets Root Cause of Disease Demodex mites Uniquely Tailored Sterile Ophthalmic Gel Specifically designed to be applied to the eyelid and surrounding tissue Best-in-Class Molecule Lotilaner - poised to deliver another transformative eye care therapeutic Strong IP Patent exclusivity expected through at least 2038 TP-04 17 | © Tarsus Pharmaceuticals | For Investor Purposes Only TP-04 is an investigational therapy.

Clear FDA Guidance and a Defined Path Forward Plans to initiate Phase 2 in 2H 2025 with focus on objective measures of disease – reduction in 1 visible blood vessels and redness Proof-of-concept results expected next year 2 Regulatory path that leverages blueprint for 3 success and proven commercial strategy Photo courtesy: Cory Lappin, OD, MS FAAO 18 | © Tarsus Pharmaceuticals | For Investor Purposes Only

Upcoming Potential Value Driving Catalysts Greater U.S. Europe Japan China* TP-04 for Ocular Rosacea: XDEMVY for DB: TP-03 for DB: TP-03 for DB: Plans to initiate Ph 2 study in 2H 2025 On-track for potential regulatory Initial results from a prevalence New Drug Application accepted approval in 2027 study anticipated in 2H 2025 in China; potential approval TP-05 for Lyme anticipated in 2027 Disease Prevention: Update planned on 2024 Q4/YE call 19 | © Tarsus Pharmaceuticals | For Investor Purposes Only * Submitted by Tarsus’s partner Grand Pharma

Lyme Disease – A Growing Public Health Crisis No FDA-Approved Prophylaxis Lyme Disease A tick-borne infection caused by the transmission of Borrelia burgdorferi ~27M $1.3B Americans at high-to- Impact to U.S. 1 2 moderate infection risk healthcare system 1. CDC Estimate and Corsica Market Research. 2. Adrion E, et al, PLoS One, Feb 2015, Vol. 10(2):e0116767. 20 | © Tarsus Pharmaceuticals | For Investor Purposes Only

TP-05: Potential to Be the First and Only Durable, On-Demand Oral Prophylaxis for Lyme Disease ONGOING TP-05 Carpo Phase 2a Study To inform: Safety • Pharmacokinetics • Tick-kill efficacy Prevention is Key: Patient Impact: TP-05: Strong physician/patient interest in a Difficult to manage; long-term Fast- and long-acting, with the non-vaccine option that targets the sequelae can progress to severe potential to provide protection tick – preventing exposure to the joint, CNS and cardiac complications throughout the entire tick season bacteria that causes Lyme Disease 21 | © Tarsus Pharmaceuticals | For Investor Purposes Only

Carpo Phase 2a Trial for Lyme Disease Prevention TP-05: Statistically Significant Tick Mortality Observed at Day 1 and Day 30 Compared to Placebo Tick Mortality at Day 1 Tick Challenge Tick Mortality at Day 30 Tick Challenge (Mean +/- SE) (Mean +/- SE) p<0.0001 p<0.001 100 100 p<0.0001 p<0.001 97% 92% 89% 91% 80 80 60 60 40 40 9% 20 20 5% 0 0 Placebo Low Dose TP-05 High Dose TP-05 Placebo Low Dose TP-05 High Dose TP-05 (n=10) (n=11) (n=10) (n=10) (n=11) (n=10) Treatment Group Treatment Group Generally well tolerated with no treatment related discontinuations or serious adverse events 22 | © Tarsus Pharmaceuticals | For Investor Purposes Only Tick Mortality (%) Tick Mortality (%)

Thank You Sulma, an XDEMVY® Patient